===============================================================================






                           LEHMAN BROTHERS BANK, FSB,

                                     SELLER


                                       and


                    STRUCTURED ASSET SECURITIES CORPORATION,

                                    PURCHASER



                  ASSISTANCE LOAN SALE AND ASSIGNMENT AGREEMENT

                          Dated as of February 1, 2002



                     Structured Asset Securities Corporation
             (Assistance Pass-Through Certificates, Series 2002-AL1)


===============================================================================

                                Table of Contents

                                                                                                          Page
                                                                                                          ----
ARTICLE I. CONVEYANCE OF ASSISTANCE LOANS....................................................................1

         Section 1.01.      Sale of Mortgage Loans...........................................................1
         Section 1.02.      Delivery of Documents............................................................2
         Section 1.03.      Review of Documentation..........................................................2
         Section 1.04.      Representations and Warranties of the Bank.......................................3
         Section 1.05.      Grant Clause.....................................................................7
         Section 1.06.      Assignment by Depositor..........................................................7

ARTICLE II. MISCELLANEOUS PROVISIONS.........................................................................7

         Section 2.01.      Binding Nature of Agreement; Assignment..........................................7
         Section 2.02.      Entire Agreement.................................................................7
         Section 2.03.      Amendment........................................................................8
         Section 2.04.      Governing Law....................................................................8
         Section 2.05.      Severability of Provisions.......................................................8
         Section 2.06.      Indulgences; No Waivers..........................................................9
         Section 2.07.      Headings Not to Affect Interpretation............................................9
         Section 2.08.      Benefits of Agreement............................................................9
         Section 2.09.      Counterparts.....................................................................9



SCHEDULES

SCHEDULE A     Assistance Loan Schedule

                                       i

         This ASSISTANCE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of February 1, 2002 (the "Agreement"), is executed by and between Lehman Brothers Bank, FSB (the "Bank"), and Structured Asset Securities Corporation (the "Depositor").

         All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of February 1, 2002, between the Depositor and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Loan Sale Agreement (SBA Loan Sale #4) dated August 7, 2001 (the "Transfer Agreement"), between the United States Small Business Administration (the "SBA"), as seller, and the Bank, as purchaser, the Bank has purchased or received from the SBA, certain secured and unsecured loans originated under the SBA's Disaster Assistance Loan Program (the "Assistance Loans");

         WHEREAS, the Bank is a party to a servicing agreement dated February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), as a seller, the Bank, as a seller and Aurora Loan Services Inc. ("Aurora"), as servicer (the "Servicing Agreement") pursuant to which the Assistance Loans will be serviced by the Servicer;

         WHEREAS, the Bank desires to sell (on a servicing retained basis), without recourse, all of its rights, title and interest in and to the Assistance Loans (exclusive of any Retained Interest on such Assistance Loans, if any) to the Depositor, to assign all of its rights and interest under the Transfer Agreement and the Servicing Agreement, and to delegate all of its obligations thereunder, to the Depositor; and

         WHEREAS, the Bank and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Assistance Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Depositor agree as follows:

                                   ARTICLE I.

                         CONVEYANCE OF ASSISTANCE LOANS

         Section 1.01. Sale of Assistance Loans. Concurrently with the execution and delivery of this Agreement, the Bank does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor (on a servicing retained basis), without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Bank in and to the Assistance Loans (exclusive of any Retained Interest on such Assistance Loans, if any) identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $27,934,479.34. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Assistance Loans on or after February 1, 2002, other than any amounts representing Retained Interest, together with all of the Bank's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Bank's rights under any Insurance Policies related to the Assistance Loans, and the Bank's security interest in any collateral pledged to secure the Assistance Loans, including the Mortgaged Properties and any Additional Collateral.

         Concurrently with the execution and delivery of this Agreement, the Bank hereby assigns to the Depositor all of its rights and interest under the Transfer Agreement and the Servicing Agreement, other than (i) any right to receive Retained Interest, if any, and (ii) any servicing rights retained pursuant to the provisions of such Transfer Agreement or Servicing Agreement, to the extent relating to the Assistance Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $27,934,479.34. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Bank under the Transfer Agreement and the Servicing Agreement as if the Depositor had been a party to each such agreement.

         Section 1.02. Delivery of Documents.

             (a) In connection with such transfer and assignment of the Assistance Loans hereunder, the Bank does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Assistance Loan (each an "Assistance Loan File") so transferred and assigned, as specified in the Transfer Agreement or Servicing Agreement.

             (b) For Assistance Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Bank, in lieu of delivering the related Assistance Loan Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

         Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Assistance Loan Files pertaining to the Assistance Loans listed on the Assistance Loan Schedule, subject to review thereof by U.S. Bank National Association and LaSalle Bank N.A., in each case as custodian (each, a "Custodian" and together, the "Custodians"), for the applicable Assistance Loans for the Depositor. The Custodian is required to review, within 45 days following the Closing Date, each applicable Assistance Loan File. If in the course of such review the Custodian identifies any Material Defect, the Bank shall be obligated to cure such defect or to repurchase the related Assistance Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Assistance Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

         Section 1.04.Representations and Warranties of the Bank.

             (a) The Bank hereby represents and warrants to the Depositor that as of the Closing Date:

                  (i) The Bank is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                  (ii) the execution and delivery by the Bank of this Agreement have been duly authorized by all necessary action on the part of the Bank; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Bank or its properties or the charter or bylaws of the Bank;

                  (iii) the execution, delivery and performance by the Bank of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                  (iv) this Agreement has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Bank enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of this Agreement by the Bank; and

                  (v) there are no actions, suits or proceedings pending or, to the knowledge of the Bank, threatened or likely to be asserted against or affecting the Bank, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Bank will be determined adversely to the Bank and will if determined adversely to the Bank materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

             (b) The representations and warranties of the SBA in the Transfer Agreement with respect to the Assistance Loans were made as of the date of transfer under such Transfer Agreement. To the extent that any fact, condition or event with respect to an Assistance Loan constitutes a breach of both (i) a representation or warranty of the SBA under the Transfer Agreement and (ii) a representation or warranty of the Bank under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the SBA under any applicable representation or warranty made by it. The Depositor acknowledges and agrees that the representations and warranties of the Bank in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the SBA in the Transfer Agreement. The Bank shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Assistance Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the SBA in the Transfer Agreement, without regard to whether the SBA fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the SBA fulfills its obligations under the provisions of the Transfer Agreement by substituting for the affected Assistance Loan an Assistance loan which is not a Qualifying Substitute Assistance Loan, the Bank shall, in exchange for such substitute Assistance loan, provide the Depositor (a) with the applicable Purchase Price for the affected Assistance Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Assistance Loan for such affected Assistance Loan.

         Subject to the foregoing, the Bank represents and warrants upon delivery of the Assistance Loans to the Depositor hereunder, as to each, that as of the Closing Date:

                  (i) The information set forth with respect to the Assistance Loans on the Assistance Loan Schedule provides an accurate listing of the Assistance Loans, and the information with respect to each Assistance Loan on the Assistance Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                  (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage or security agreement, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

                  (iii) Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Assistance Loan, the Mortgaged Property was either (i) in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) or (ii) not in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards but sustained flood damage necessitating the Assistance Loan, a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Obligor thereunder to maintain the hazard insurance policy at the Obligor's cost and expense, and on the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Obligor's cost and expense, and to seek reimbursement therefor from the Obligor. Where required by state law or regulation, each Obligor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

                  (iv) Each Mortgage or Security Agreement has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property or collateral has not been released from the lien of the Mortgage or the security agreement, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

                  (v) Each Mortgage or security agreement evidences a valid, subsisting, enforceable and perfected lien on the related Mortgaged Property or collateral of the specified priority (including all improvements on the Mortgaged Property or to the collateral). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with an Assistance Loan establishes a valid, subsisting and enforceable lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

                  (vi) Immediately prior to the transfer and assignment of the Assistance Loans to the Depositor, the Bank was the sole owner of record and holder of each Assistance Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Assistance Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Assistance Loan pursuant to this Agreement;

                  (vii) Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA Mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the specified priority of the lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such Mortgagee Title Insurance Policy, such Mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such Mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such Mortgagee Title Insurance Policy;

                  (viii) To the best of the Bank's knowledge, no foreclosure action is being threatened or commenced with respect to any Assistance Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property and other collateral is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty since the origination of the related Assistance Loan, so as to have a material adverse effect on the value of the related Mortgaged Property or collateral as security for the related Assistance Loan or the use for which the premises were intended;

                  (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property or Collateral which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage or Security Agreement;

                  (x) Each Assistance Loan was originated by the United States Small Business Administration;

                  (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Assistance Loan have been complied with; and

                  (xii) Each Assistance Loan is a "permitted asset" within the meaning of Section 860L(c) of the Code.

         It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Assistance Loan Files and the Assignment of each Assistance Loan to the Depositor. Upon discovery by either the Bank or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Assistance Loan and that does not also constitute a breach of a representation or warranty of the SBA in the Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Bank shall either
(a) cure such breach in all material respects, (b) repurchase such Assistance Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Assistance Loan for the affected Assistance Loan.

         Section 1.05. Grant Clause. It is intended that the conveyance of the Bank's right, title and interest in and to Assistance Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Bank hereby grants to the Depositor a first priority security interest in all of the Bank's right, title and interest in, to and under, whether now owned or hereafter acquired, such Assistance Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Bank, to assign, in whole or in part, its interest under this Agreement with respect to the Assistance Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                            MISCELLANEOUS PROVISIONS

         Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 2.03. Amendment.

             (a) This Agreement may be amended from time to time by the Bank and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the FASIT Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

             (b) This Agreement may also be amended from time to time by the Bank and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Assistance Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

             (c) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Bank and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.




                                          LEHMAN BROTHERS BANK, FSB



                                          By:  /s/ Gary Taylor
                                             -----------------------------------
                                               Name: Gary Taylor
                                               Title: Vice President





                                          STRUCTURED ASSET SECURITIES
                                               CORPORATION



                                          By:  /s/ Ellen V. Kiernan
                                               ---------------------------------
                                               Name: Ellen V. Kiernan
                                               Title: Vice President

                                   SCHEDULE A

                            ASSISTANCE LOAN SCHEDULE

              [To be retained in a separate closing binder entitled "SASCO 2002-AL1 Assistance Loan Schedules" at McKee Nelson LLP]